UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2023

METRO ONE TELECOMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27024	93-0995165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 North Gould Street, Suite 2990 Sheridan, Wyoming	82801
(Address of Principal Executive Offices)	(Zip Code)

(307) 683-0855

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On or about January 27, 2023, Metro One Telecommunications, Inc. (the "Corporation") formally informed Gries and Associates, LLC (“Gries”) of their dismissal as the Corporation’s independent registered public accounting firm. Given that the Corporation does not have an audit committee, the decision to dismiss Gries was approved by the Corporation's Board of Directors. The dismissal was not related to any disagreements with Gries on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

The audit reports of Gries on the Corporation’s financial statements for each of the past two fiscal years ended December 31, 2022 and December 31, 2021 and the subsequent interim period through January 27, 2023, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except to indicate that there was substantial doubt about our Corporation’s ability to continue as a going concern.

During the Corporation’s two most recent fiscal years ended December 31, 2022 and December 31, 2021 and the subsequent interim period through January 27, 2023: (i) there were no disagreements with Gries on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to Gries’ satisfaction, would have caused Gries to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Before filing this Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”), the Corporation provided Gries with a copy of the disclosures contained in this Item 4.01(a) and requested that Gries issue a letter, addressed to the SEC, stating whether Gries agrees with the statements contained in this Item 4.01(a). A copy of Gries’ letter dated January 31, 2023, addressed to the SEC, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm

On January 27, 2023, the Corporation engaged B.F. Borgers CPA, PC (“Borgers”) as its independent registered public accounting firm to audit the Corporation’s financial statements as successor to Gries. Given that the Corporation does not have an audit committee, the decision to engage Borgers was approved by the Corporation's Board of Directors.

During the Corporation's two most recent fiscal years ended December 31, 2022 and December 31, 2021 and the subsequent interim period through January 27, 2023, neither the Corporation nor anyone on its behalf consulted with Borgers regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Corporation's financial statements, and neither a written report nor oral advice was provided to the Corporation that Borgers concluded was an important factor considered by the Corporation in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this current report.

Exhibit No.	Exhibit Description
16.1	Letter from Gries and Associates, LLC dated January 31, 2023.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METRO ONE TELECOMMUNICATIONS, INC.

Dated: January 31, 2023	By:	/s/ Elchanan Maoz
Name: Elchanan Maoz
Title: Chief Executive Officer, President and Director

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